The date of this supplement is February 1, 2007.

F108-041 2/1/07

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Capital Opportunity Fund—Advisor Class

T. Rowe Price Capital Opportunity Fund—R Class

Supplement to prospectus dated May 1, 2006

This updates the prospectuses for the Capital Opportunity Fund, the Capital Opportunity Fund—Advisor Class, and the Capital Opportunity Fund—R Class dated May 1, 2006.

The Portfolio Management paragraph in Section 3 of the prospectuses is amended to reflect the following change:

Effective April 1, 2007, Anna M. Dopkin will become Chairman of the Investment Advisory Committee. Ms. Dopkin joined T. Rowe Price in 1996 and has been managing investments since 2000.